VINEYARD OIL AND GAS COMPANY
10299 West Main Road
North East, Pennsylvania 16428
Telephone:  (814) 725-8742


N O T I C E   O F   A N N U A L   M E E T I N G   O F   S H A R E H O L D E R S
T O   B E   H E L D   S A T U R D A Y ,   OCTOBER 13, 2001


TO THE STOCKHOLDERS OF VINEYARD OIL AND GAS COMPANY:

You are hereby notified that the Annual Meeting of Shareholders of Vineyard Oil and Gas Company (the "Company") will be held at the Lake View Country Club, Route 89. North East, Pennsylvania 16428, on Saturday October 13, 2001, at 10:00 a.m. for the purpose of considering and voting upon the following matters:

The election of three (3) Directors to hold office subject to the provisions of the by-laws for the term of three (3) years ending 2004, or until the election and qualification of their respective successors; and

The ratification of the selection of Gorzynski, Felix and Gloekler, P.C., as the Company's independent auditors for the fiscal year ending
December 31, 2001; and the transaction of such other and further business as may properly come before such meeting, or any adjournment or adjournments thereof.
By resolution adopted by the Board of Directors, the close of business on August 31, 2001 has been fixed as the date of record for the meeting of shareholders and only holders of shares of stock of record at that time will be entitled to notice of, and to vote at, the meeting of shareholders or any adjournment or adjournments thereof.

The Proxy Statement, form of proxy and an envelope for returning the proxy are being mailed with this notice of Annual Meeting of Shareholders.

BY ORDER OF THE BOARD OF DIRECTORS



/s/ JAMES MACFARLANE
CHAIRMAN OF THE BOARD

North East, Pennsylvania
September 10, 2001


IMPORTANT

REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THIS ANNUAL SHAREHOLDER'S MEETING, PLEASE MARK, DATE, SIGN, AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE TO ASSURE REPRESENTATION OF YOUR SHARES AND A QUORUM AT THE MEETING. YOU MAY REVOKE YOUR
PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY WRITTEN NOTICE TO THE COMPANY OR BY ATTENDING THE MEETING PERSONALLY AND VOTING.







Vineyard Oil & Gas Company
10299 West Main Road
North East, Pennsylvania 16428
Telephone:  (814) 725-8742




P R O X Y   S T A T E M E N T





The accompanying proxy is solicited by the Board of Directors of Vineyard Oil & Gas Company (the "Company") for use at the Annual Meeting of Shareholders to be held on October 13, 2001 at 10:00 a.m. local time, Lake View Country Club, Route 89, North East, Pennsylvania 16428, or at any adjournments thereof.
When the proxy is properly executed and returned to the Company, the shares it represents will be voted at the Annual Meeting in accordance with the directions noted thereon, or if no direction is indicated, such shares will be voted in favor of the proposals set forth in the Notice of Annual
Meeting of Shareholders attached hereto. Any shareholder may revoke his or her proxy at any time before it is voted by delivering a later proxy to the Secretary of the Company at the Company's principal office listed above, or by giving written notice of revocation at the annual meeting or by attending the annual meeting personally and voting. The cost of the solicitation of proxies will be borne by the Company.

Only shareholders of record at the close of business on August 31, 2001 will be entitled to notice of and to vote at the annual meeting or any adjournment thereof.

As of August 31, 2001, there were 5,275,563 shares of common stock issued and outstanding. Each outstanding share of common stock is entitled to one vote. None of the shares of common stock held by the Company as treasury shares will be considered present or entitled to vote at the meeting.





























RESOLUTION I

ELECTION OF DIRECTORS

The by-laws of the Company provide for a Board of Directors composed of seven
(7) directors, with directors elected to staggered three (3) year terms, with the term of two directors expiring next year, the term of three directors expiring the next year, and so on.

The class of directors whose terms expire in 2001 currently consists of three directors. James MacFarlane, David Stetson and Charles Valone stand for re-election at this annual meeting.

The nominees for the Board of Directors are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for directors listed below. In the event any nominee is unable or declines to serve as a director at the time of the annual meeting; the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this proxy statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director.

Shareholders shall have cumulative voting rights with respect to the election of directors and there are no conditions precedent to the exercise of the right to cumulate votes for directors. Each share of common stock is entitled to cast three (3) votes for the election of directors for a three- (3) year term. A shareholder may cast all votes for one (1) candidate, or split its votes in any way the shareholder sees fit.


NOMINEES TO THE BOARD OF DIRECTORS - THREE YEAR TERMS


                                                       Class and Year
Principal                                 Director     in Which Term
Name                   Occupation         Since        Will Expire       Age


James MacFarlane (1)  President           1993           2004             38
                      MacTech Mineral Management

David Stetson   (2)   President and Co-owner 1998        2004             42
                      Stetson Brother's Hardware, Inc.

Charles Valone (3)   Owner              1978             2004             69
                     Valone Vineyards

Mr. MacFarlane beneficially owned no shares of common stock of the Company as of the record date.

Mr. Stetson beneficially owned 81475.5 shares of common stock of the Company as of the record date, which constituted 1.5% of the shares issued.


Mr. Valone beneficially owned 142,000 shares of common stock of the Company as of the record date, which constituted 2.7% of the shares issued.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AFOREMENTIONED NOMINEES LISTED AS STANDING FOR ELECTION IN 2001.


The members of the Board who are not standing for election at this year's annual meeting are set forth below.

                                                       Class and Year
Principal                                 Director     in Which Term
Name                   Occupation         Since        Will Expire       Age

Jeffrey Buchholz (1)  Teacher, Ripley, N.Y. 1989         2002             54
                      School System

James Concilla (2)   Gas and Electric      1978          2002             64
                     Marketer, Vineyard
                     Oil & Gas

Robert Garfield (3)  Independent Marketer  2000          2003             62
                     of Electric and Natural
                     Gas

W. Eric Johnson (4)  Investment Broker     1997          2003             43
                     Accument Securities

(1) Mr. Buchholz beneficially owned 16,842.5 shares of the common stock of the company as of the record date, which constituted .33% of the shares issued.

(2) Mr. Concilla beneficially owned 307,261.25 shares of the common stock of the company as of the record date, which constituted 5.8% of the shares issued.

(3) Mr. Garfield beneficially owned no shares of common stock of the Company as of the record date.

(4) Mr. W. Eric Johnson beneficially owned 38,345.63 shares of common stock of the Company as of the record date, which constituted .7% of the shares issued.

The work experience for the last five- (5) years of each of the Directors is as follows:

Jeffery L. Buchholz              Mr. Buchholz is Secretary and is Chairman of
the Audit Committee. Mr. Buchholz holds a Bachelor of Science Degree in Business Administration from Lambuth College, Jackson, Tennessee, and a Master of Science Degree in Education from Georgia Southern University,
Statesboro, Georgia.    Mr. Buchholz, a Director since 1989, has been a teacher
in the Ripley, New York School system since 1970.

James J. MacFarlane         Mr. MacFarlane has succeeded Mr. Concilla as Board
Chairman. He has been a Director since 1993 and also serves as Chairman of the Executive Committee. Mr. MacFarlane holds a Bachelor of Science Degree from the University of Pittsburgh at Bradford. Mr. MacFarlane is President of Mactech Mineral Management, Inc. Bradford, PA.

W. Eric Johnson                 Mr. Johnson is a member of both the Executive
and Wage & Bonus Committees.  Mr. Johnson was elected to the Board in 1997.
Mr. Johnson holds a Bachelor of Science Degree from the University of Dayton. Mr. Johnson has been a stockbroker with Accument Securities (formerly Thomas F. White and Company, Inc.) since 1989.

James J. Concilla              Mr. Concilla, founder of the Company, retired as
Board Chairman and Company President in April of 2000. Mr. Concilla has been Director and Officer of the Company since its organization in 1978 and currently serves as Company Treasurer. Mr. Concilla has a Bachelor of Science degree from Edinboro University and a Master of Degree in Mathematics from the State of Pennsylvania.

Charles L. Valone           Mr. Valone is a member of the Wage & Bonus
Committee. Mr. Valone has been a Director of the Company since its founding. Mr. Valone has owned and operated grape vineyards in North East, Pennsylvania since 1948. Mr. Valone was elected to the Board in 1978.

David H. Stetson	            Mr. Stetson was elected to the Board in 1998 and
is a member of the Audit Committee, and the Wage and Bonus Committee. Mr.
Stetson is the owner and President of Stetson Brothers Inc., a retail hardware store in North East, PA.

Robert L. Garfield            Mr. Garfield was appointed as a Director in
August 2000. Mr. Garfield is a independent broker of gas and electricity. Previously Mr. Garfield served as Vice-President of Kidder
Exploration, Inc. from 1989 until their 1993 sale to National Fuel Resources. Prior to that, Mr. Garfield served as the President of Environ Securities, a subsidiary of Envirogas, Inc. from 1982 to 1989. In addition, Mr. Garfield held several Executive positions with Security Peoples Bank, Erie, PA from 1969 to 1982. Mr. Garfield has a Bachelor of Science Degree from Grove City College, Grove City, PA. Mr. Garfield is a member of the Audit Committee.


RESOLUTION II

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

In accordance with the requirements of the Securities and Exchange Act of 1934, the Board of Directors is required to select independent public accountants as auditors of the Company for 2001, subject to ratification or rejection by the shareholders.

The firm of Gorzynski, Felix and Gloekler, P.C., served as independent public accountants for the Company for the fiscal year ended December 31, 2000. The Board of Directors desires the firm to continue in this capacity for the current fiscal year. Accordingly, a resolution will be presented at the Annual Meeting to ratify the selection of Gorzynski, Felix and Gloekler, P.C., by the Board of Directors as independent public accountants to audit the accounts and records of the Company for the fiscal year ending December 31, 2001, and to perform other appropriate services. In the event the shareholders fail to ratify the selection of Gorzynski, Felix and Gloekler, P.C., the Board of Directors would reconsider such selection.

A representative of Gorzynski, Felix and Gloekler, P.C., will be present at the annual meeting to respond to appropriate questions and to make a statement if he or she so desires.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AFOREMENTIONED PROPOSAL REGARDING RATIFICATION OF ACCOUNTANTS.





















EXECUTIVE COMPENSATION


 Remuneration of Officers and Directors for 2000.

Name and Principal Position   Salary     Commissions    Bonus         Other

James MacFarlane             $4,681         0             0               0
Chairman of the Board
as of April 1, 2000

James J. Concilla (A)       $44,342         0             0               0
Treasurer

Stephen B. Millis           $79,615        0              1         $41,000 (2)
President as of
April 1, 2000

Jeffery L. Buchholz          $1,042        0              0               0
Secretary

Mr. Concilla retired as President and Board Chairman in April 2000. Mr. Concilla remained a part-time employee thru 2000.

(1) The amount of $6,908 is an accrual on the books for a 2000 performance bonus payable to Mr. Millis in 2001. The amount is calculated based on his employment contract.

(2) In April, 1995, the Board of Directors established a life insurance plan for Mr. Millis, and contributes $3,000 annually.

(2) Mr. Millis is given the use of a Company vehicle for Company business.

(2) Mr. Millis was paid $38,000 as consideration in his 2000 employment contract for a general release and covenant not to compete.

NOTE: The Board of Directors chose not to fill the position of Vice President in 2000.

No officer received any other non-cash compensation during the year ending December 31, 2000, other than health insurance which all full-time employees of the Company are entitled to receive.

Directors

Directors are paid $75.00 for each meeting of the Board of Directors at which the director was present. In addition, directors attending Executive, Wage/Bonus and /or Audit Committee meetings are also paid
$75.00 per meeting.


BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth the number and percentage of shares of common stock owned by (a) each person who, to the knowledge of the Company, is beneficial owner of 5% or more of the outstanding shares of common stock, (b) each of the Company's present Directors and nominees, and (c) all of the Company's present officers and Directors as a group. This information is reported in accordance with the beneficial ownership rules of the Security and Exchange Commission under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days.

Names and Address             Number of Shares      Percentage of Class

James J. Concilla               307,261.25                      5.8
20 Blaine Street
North East, PA  16428


Stephen B. Millis               271,650                         5.1
11370 Martin Road
North East, PA  16428

Charles L. Valone               142,000                         2.7
11217 Old Lake Road
North East, PA  16428

Jeffery L. Buchholz              16,842.5                        .32
149 Orchard Beach Park
North East, PA  16428

W. Eric Johnson                  38,345.63                       .73
4404 Prestwick Drive
Erie, PA 16505

David H. Stetson                 81,487.5                       1.5
10730 West Main Road
North East, PA 16428

Note: Directors MacFarlane and Garfield are not shareholders.

All Officers and Directors as a Group  857,586.88              16.25%
(6 individuals)


      All shares are beneficially owned and the sole investment and voting power is held by the persons named. Includes shares which may be owned beneficially by the wives and/or minor children and/or trusts for the benefit of the minor children of the persons names, as to which beneficial interest is disclaimed.

MEETINGS AND COMMITTEES OF THE BOARD

The Board, pursuant to its powers, has designated an Executive Committee, an Audit Committee and a Wage and Bonus Committee. The Board has no Nominating Committee. The Board held 7 meetings during the year ended December 31, 2000. Each member of the Board attended at least 75% of the aggregate number of meetings of the Board and committee meetings for which he was eligible.

The Executive Committee has the power to exercise the authority of the Board of Directors in the day-to-day management of the Company, except with regard to certain items. During the year ended December 31, 2000, this committee held 8 formal meetings and in addition, members of this committee met frequently in informal session to review Company operations. Messrs. Concilla, Johnson and MacFarlane are presently members of this committee.

The Audit Committee is responsible for reviewing the audit and annual financial statements and reporting thereon to the Board of Directors and making recommendations to the Board of Directors regarding the independent auditors. The committee held 9 formal meetings and several informal meetings during the year ended December 31, 2000. The current members of the Audit Committee are Mr. Garfield, Mr. Stetson, and Mr. Buchholz.

The Wage and Bonus Committee is responsible for setting wages and salaries to be paid to management and Directors. During the year ended December 31, 2000, this committee held 1 formal and several informal meetings. Mr. Johnson, Mr. Stetson, and Mr. Valone are presently members of this committee.


SHAREHOLDER PROPOSALS

Shareholder proposals intended to be considered at the 2002 Annual Meeting of Shareholders must be received by the Secretary of the Corporation no later that February 28, 2002. Such proposals may be included in the next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

EXPENSES OF SOLICITATION

The Company will bear the cost of preparing and mailing this statement with the accompanying proxy and other material. In addition to the use of the mails, officers, and employees of the Company may solicit proxies personally, by telegram, or by telephone for no additional compensation than their current salaries and/or fees. The Company will, upon request, reimburse banks, brokerage houses, and other institutions, nominees, and fiduciaries for the reasonable expenses in forwarding proxy material to their principals.


ANNUAL REPORT

In an effort to reduce costs, the Company did not mail Annual Reports to shareholders. The Company will mail Annual Reports to any shareholder making a request by so noting on the Proxy Form. Shareholders may also make that request by phone at (800) 673-2497. The Annual Report is also made available by visiting the Company's website vineyardoilandgas.com

GENERAL

The proxy is solicited by management and confers discretionary authority to vote on other matters which may properly come before the annual meeting or any adjournments thereof, but the Board of Directors does not know of any matter to be brought before the annual meeting other than the matters referred to in the Notice of Annual Meeting of Shareholders and matters incident thereto. The persons named in the proxy solicited by management will vote all properly executed proxies. If a shareholder specifies on such proxy a choice with respect to a proposal to be acted upon, the proxy will be voted in accordance with such specifications or will abstain from voting, if "Abstain" is marked. Where no choice is specified, the proxy will be voted FOR Resolutions I and II. If any matter not set forth in the Notice of Annual Meeting of Shareholders is properly brought before the Annual Meeting, such persons will vote thereon in accordance with their best judgment. In addition to solicitation of shareholders by use of the mails, several officers and employees of the Company may, to a limited extent, solicit proxies by personal delivery of material and by telephone, telegram or mail. The presence at the annual meeting in person or by proxy (including those proxies marked "Abstain") of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum as prescribed by the by-laws of the Company.

BY ORDER OF THE BOARD OF DIRECTORS



/s/ JAMES MACFARLANE
CHAIRMAN OF THE BOARD
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF VINEYARD OIL & GAS CORPORATION

The Audit Committee (Committee) shall consist of a minimum of three directors. As determined by the Board of Directors in accordance with applicable requirements, all members of the Committee shall be independent directors having no relationship that may interfere with the exercise of their objective judgment in discharging the responsibilities set forth below. As also determined by the Board of Directors, all members of the Committee shall have sufficient financial experience and ability to enable them to discharge such responsibilities, and at least one member shall have accounting or related financial management expertise. The Committee shall have the following responsibilities with respect to the Company.

1. To recommend to the Board of Directors, for shareowner approval, the independent auditor to examine the Company's accounts, controls and financial statements. The independent auditor is ultimately accountable to the Board of Directors and to the Committee, and the Board of Directors and the Committee have the ultimate authority and responsibility to select, evaluate and if necessary replace the independent auditor.

To review and approve the scope of the examination to be conducted by the independent auditor. In addition, the Committee shall at least annually obtain from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company, and shall at least annually discuss with the independent auditor any relationship or services which may impact the independent auditor's objectivity or independence, and shall take or recommend that the Board take appropriate actions to ensure such independence.


To review and approve the Corporate Audit staff functions, including (i) purpose, authority and organizational reporting lines; (ii) annual audit plan, budget and staffing; and (iii) concurrence in the appointment, removal and compensation of Corporate Audit Staff.

To review results of the examinations of the financial statements of the Company by the independent auditors, their evaluation of the Company's internal system of audit and financial controls, and their annual report on the Company's financial statements.


To review, with the President or such others as the Committee deems appropriate the Company's internal system of audit and financial controls and the results of internal audits.

To review the Company's financial reporting, the accounting standards and principles followed by the Company and significant changes in such standards or principles or in their application.

To review and investigate any matters pertaining to the integrity or management including conflicts of interest, or adherence to standards of business conduct as required in the policies of the Company. In connection therewith, the Committee will meet, as deemed appropriate, with the General Counsel and other Company officers or employees.

In discharging its responsibilities, the Committee will periodically meet with the Company's auditor without the presence of any Company officer or employee.








FOR ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 13, 2001

The undersigned hereby appoint James Concilla and Jeffery L. Buchholz and each of them, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of Vineyard Oil & Gas Company (the "Company") and any adjournments thereof, to vote all shares of common stock the undersigned would be entitled to vote as indicated upon all matters referred to herein and in their discretion upon any other matters which may properly come before the meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike out the nominee name, listed below. If you wish to have your vote cast cumulatively in unequal proportions, please indicate in the space provided the number of votes to be cast for each nominee. The total number of votes, which you are entitled to cast, is equal to three times the number of shares of common stock which are owned by you.

ELECTION OF DIRECTORS: (The Board of Directors recommends a vote FOR each nominee equally.)

James MacFarlane                                          number of shares
David Stetson                                             number of shares
Charles Valone                                            number of shares

PROPOSAL TO RATIFY THE SELECTION OF GORZYNSKI, FELIX AND GLOEKLER, P.C.
as independent public accountants for the Company for the fiscal year ending December 31, 2001
(The Board of Directors recommends a vote FOR.)

                For           Against         Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

When properly executed, the shares of common stock represented by this proxy will be voted as directed. If no direction is indicated, the shares of common stock will be voted "FOR" proposals 1and 2.

PLEASE DATE, SIGN, AND MAIL YOUR PROXY PROMPTLY

Dated:____________________, 2001 ______________________
                                 Signature of Shareholder

_____________________________________
Signature of Shareholder

If the shares are issued in the names of two or more persons, each person must sign the proxy. If the shares are issued in the name of a corporation or a partnership, please sign in the corporation's name by the president or other authorized officer or in the partnership name by an authorized person.

Please sign exactly as your name appears on this proxy and return this proxy promptly in the accompanying postage paid envelope. When signing as Attorney, Executor, Administrator, Trustee, Guardian or any other representative capacity please give your full title as such.

Note:
*  Copies of the Annual Report will be available at the Annual Meeting.
By checking the adjoining box an Annual Report will be mailed to you. Please insure that your mailing address is correct.

* The Annual Report will be available by visiting our website - vineyardoilandgascompany.com